Filed Pursuant to Rule 497(e)

Registration No.: 333-53589

VALIC COMPANY II

Mid Cap Growth Fund

(the “Fund”)

Supplement dated May 26, 2017 to the Fund’s

Prospectus dated January 1, 2017, as supplemented and amended to date

At an in-person meeting held on April 25, 2017, the Board of Trustees (the “Board”) of VALIC Company II (“VC II”), including a majority of those Trustees who are not interested persons of VC II, as defined in the Investment Company Act of 1940, as amended, approved a replacement of the subadviser of the Fund from Wells Capital Management Incorporated (“WellsCap”) to Wellington Management Company LLP (“Wellington Management”). In connection with such replacement, the Board approved a new Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and Wellington Management (the “Sub-Advisory Agreement”), on behalf of the Fund, and approved certain changes to the Fund’s principal investment strategies and principal risks. In addition, Fund management determined to change the Fund’s benchmark index from the Russell Midcap® Growth Index to the S&P MidCap 400® Index. These changes are expected to become effective on or about June 6, 2017 (the “Effective Date”).

The Board has authority, pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote under certain conditions. Shareholders of record on May 31, 2017 will receive a notice explaining how to access an information statement that contains additional information about the Sub-Advisory Agreement. Shareholders should review carefully the specific changes to the Prospectus detailed below, which reflect the changes to the Fund’s principal investment strategies noted above. The following changes will take place on the Effective Date:

The section entitled “Fund Summary: Mid Cap Growth Fund – Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of net assets in the equity securities and equity related instruments of mid-cap companies. Generally, mid-cap companies will include companies whose market capitalizations, at the time of purchase, range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of November 30, 2016, the market capitalization range of the companies in the Russell Midcap® Index was approximately $204 million to $49.2 billion.

The Fund favors companies that the subadviser believes are high-quality. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and/or a strong management team. Based on market or economic conditions, the subadviser may, through its stock selection process, focus in one or more sectors of the market. The subadviser uses a “bottom-up” investment strategy, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company would involve the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value. As part of its fundamental analysis, the subadviser may consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.

Up to 20% of the Fund’s net assets may be invested in other domestic equity securities, including equity securities of small-cap companies. The Fund, from time to time, may have significant investments in one or more particular sectors.

The Fund may invest up to 25% of its net assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. The Fund does not consider American Depositary Receipts or Canadian securities to be foreign securities.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

In the section entitled “Fund Summary: Mid Cap Growth Fund – Principal Risks of Investing in the Fund,” the risk factors Convertible Securities Risk, Preferred Stock Risk and Special Situations Risk are deleted in their entirety.

In the section entitled “Fund Summary: Mid Cap Growth Fund – Performance Information,” the first and second paragraphs are deleted in their entirety and replaced with the following:

Effective June 6, 2017, in connection with a change in its principal investment strategies, the Fund changed its benchmark from the Russell Midcap® Growth Index to the S&P MidCap 400® Index. The S&P MidCap 400® Index is more representative of the distinctive characteristics of the mid-cap market segment in which the Fund invests pursuant to its stated investment strategies.

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the indices noted above. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Wellington Management Company LLP (“Wellington Management”) assumed subadvisory duties on June 6, 2017. From December 9, 2013 to June 5, 2017, Wells Capital Management Incorporated was the Fund’s subadviser. From December 1, 2010 to December 6, 2013, Columbia Management Investment Advisors, LLC was the Fund’s subadviser. From September 29, 2000 to November 30, 2010, Invesco Advisors, Inc. (and its affiliated entities) was the Fund’s subadviser.

The section entitled “Fund Summary: Mid Cap Growth Fund – Investment Adviser” is deleted in its entirety and replaced with the following:

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is subadvised by Wellington Management.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Philip W. Ruedi, CFA	2017	Senior Managing Director and Portfolio Manager
Mark A. Whitaker, CFA	2017	Senior Managing Director and Portfolio Manager

For important information about purchases and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 49.

The section entitled “Additional Information About the Funds’ Investment Objectives, Strategies and Risks – Mid Cap Growth Fund” is deleted in its entirety and replaced with the following:

Mid Cap Growth Fund

The Mid Cap Growth Fund invests primarily in equity securities of mid-capitalization U.S. companies that offer the potential for capital appreciation. The Fund emphasizes high-quality established companies with good balance sheets, strong management teams, and market leaders in their respective industry. The Fund seeks to produce a higher net-of-fees total rate of return than the S&P MidCap 400® Index over a full market cycle (generally 3-5 years).

Leveraging its broad resources, Wellington Management performs bottom-up research with an emphasis on fundamentals, valuation, and earnings expectations in managing the Fund. Wellington Management focuses on identifying market-leading companies with high market share, quality balance sheets and strong management teams. Many portfolio holdings will have a leading market share within their industry niche. In the course of Wellington Management’s bottom-up research, industry themes and trends often emerge that may provide a fundamental tailwind for purchase candidates. Ultimately, purchase candidates are attractive based on their fundamental outlook, have a positive catalyst such as accelerating earnings or revenue growth, or have a high probability of multiple expansion.

While the Fund generally invests in mid-sized companies, the Fund sometimes invests in the securities of smaller companies.

The Fund may invest in preferred stocks and convertible securities. In addition, the Fund may purchase American Depositary Receipts (“ADRs”) but does not consider ADRs or Canadian securities to be foreign securities.

The Fund may invest in derivatives such as futures, forward contracts and options. Derivatives are financial contracts whose values are based on (or “derived from”) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indexes (such as the S&P 500® Index). The Fund may use derivative instruments for both hedging and non-hedging purposes, including, for example, to produce incremental earnings, to hedge existing positions, to provide a substitute for a position in an underlying asset, to increase or reduce market or credit exposure or to increase flexibility.

Please see the section titled “Investment Glossary — Investment Risks” for a discussion of the following additional risks of the Fund: Convertible Securities Risk, Preferred Stock Risk, Cybersecurity Risk, Derivatives Risk, Counterparty Risk and Hedging Risk

In the section entitled “Investment Glossary – Investment Terms,” the information with respect to “Special Situations” is deleted in its entirety.

In the section entitled “Investment Glossary – Investment Risks,” the risk factor “Special Situations Risk” is deleted in its entirety.

The section entitled “Investment Glossary – About the Indices” is supplemented by adding the following:

The S&P MidCap 400® Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

The section entitled “Management — Investment Subadvisers” is amended to delete any reference to WellsCap, and to reflect the engagement of Wellington Management as the subadviser to the Fund. In addition, the information with respect to Wellington Management is deleted in its entirety and replaced with the following:

High Yield Bond Fund

Mid Cap Growth Fund

Mid Cap Value Fund

Wellington Management Company LLP

(“Wellington Management”)

280 Congress Street, Boston, Massachusetts 02210

Wellington Management is a Delaware limited liability partnership and is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

As of September 30, 2016, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $998.2 billion in assets.

Christopher A. Jones, CFA, Senior Managing Director and Fixed-Income Portfolio Manager of Wellington Management, has served as Portfolio Manager of the High Yield Bond Fund since July 27, 2009. Mr. Jones joined Wellington Management as an investment professional in 1994.

David B. Marshak, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as Portfolio Manager of the High Yield Bond Fund since January 1, 2015. Mr. Marshak joined Wellington Management as an investment professional in 2004.

Philip W. Ruedi, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as Portfolio of the Mid Cap Growth Fund since 2017. Mr. Ruedi joined Wellington Management as an investment professional in 2004.

Mark A. Whitaker, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as Portfolio of the Mid Cap Growth Fund since 2017. Mr. Whitaker joined Wellington Management as an investment professional in 2004.

The portion of the Mid Cap Value Fund managed by Wellington Management is managed by James N. Mordy. Mr. Mordy is a Senior Managing Director and Equity Portfolio Manager of Wellington Management and has served as Portfolio Manager of the Mid Cap Value Fund since 2002. Mr. Mordy joined Wellington Management as an investment professional in 1985.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Filed under Rule 497(e)

Registration No. 333-53589

VALIC Company II

Mid Cap Growth Fund

(the “Fund”)

Supplement dated May 26, 2017, to the Fund’s

Statement of Additional Information (“SAI”) dated January 1, 2017

The following changes to the SAI are effective on or about June 6, 2017.

In the section entitled “Investment Subadvisers” on page 54, all reference to Wells Capital Management Incorporated (“WellsCap”) with respect to the Fund is hereby deleted in its entirety and replaced with reference to Wellington Management Company LLP (“Wellington Management”).

In the section entitled “Portfolio Managers – Other Accounts,” the information for WellsCap is deleted in its entirety with respect to the Fund and replaced with the following disclosure for Wellington Management:

		Other Accounts*
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
Advisers/ Subadviser	Portfolio Manager	No. of Accounts	Assets (in $ millions)	No. of Accounts	Total Assets (in $millions)	No. of Accounts	Total Assets (in $millions)

Wellington Management	Philip W. Ruedi	6	11,387	4	1,306	14 (3)	2,144 (512)
	Mark A. Whitaker	6	10,511	8	1,537	15 (3)	2,200 (512)

*As of April 30, 2017

In the section entitled “Compensation and Potential Conflicts of Interest,” the last sentence of the first paragraph on page 74 is hereby deleted in its entirety and replaced with the following: “Messrs. Jones, Mordy, Ruedi and Whitaker are Partners.” In addition, the table immediately following the first paragraph on page 74 is supplemented by adding the following:

Fund	Benchmark Index and/or Peer Group for Incentive Period
Mid Cap Growth Fund	S&P MidCap 400® Index

In the section entitled “Compensation and Potential Conflicts of Interest,” the information with respect to WellsCap is deleted in its entirety.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.